UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a‑101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

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JOHNSON OUTDOORS INC.
(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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JOHNSON OUTDOORS INC.
555 Main Street
Racine, Wisconsin 53403

AMENDMENT NO. 1 TO THE PROXY STATEMENT

For The 2021 Virtual Annual Meeting of Shareholders

To Be Held On February 25, 2021

EXPLANATORY NOTE

This Amendment No. 1 (the “Amendment”), supplements and amends the Definitive Proxy Statement on Schedule 14A filed by Johnson Outdoors Inc. (the “Company”) for its 2021 Annual Meeting of Shareholders to be held virtually on Thursday, February 25, 2021 at 10:00 a.m., central standard time (the “Annual Meeting”), which original Definitive Proxy Statement was filed with the Securities and Exchange Commission (the “SEC”) on January 8, 2021 (the “Proxy Statement”).  The sole purpose of this Amendment No. 1 is to correct an error in reporting the issued and outstanding Class A common stock on the record date.

AMENDMENT TO PROXY STATEMENT

The Company originally reported in the Proxy Statement that as of the record date (i.e., the close of business on December 18, 2020) there were 8,886,830 shares of the Company’s Class A common stock outstanding.  Instead, on the record date, the Company had 8,900,608 shares of Class A common stock issued and outstanding.

This is the only amendment to the Proxy Statement.  All other items of the Proxy Statement are unchanged.  Except as described in this Amendment No. 1, none of the items or information presented in the Proxy Statement is affected by this Amendment. This Amendment No. 1 does not provide all of the information that is important to your voting decisions at the Annual Meeting. The Proxy Statement contains important additional information. We encourage you to carefully read this Amendment No. 1 together with the Proxy Statement.

Your vote is important, no matter how many or how few shares you may own. If you have not already done so, please vote TODAY by telephone, via the Internet, or by signing, dating and returning the proxy card or voting instruction card previously mailed to you. If you have already returned your proxy or voting instruction card or voted by telephone or via Internet, you do not need to take any action unless you wish to change your vote.
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING TO BE HELD VIRTUALLY ON THURSDAY, FEB. 25, 2021 AT 10:00 A.M. CENTRAL STANDARD TIME

The Notice of Annual Meeting, the Proxy Statement (including this amendment) and the Accompanying Fiscal 2020 Annual Report on Form 10-K are available at
http://www.proxyvote.com